SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K
Amendment 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 5, 2007

Warning Management Services, Inc.
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(Exact Name of Registrant as Specified in its Charter)

New York                                               0-27219                            13-3865655
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(State or Other Jurisdiction            (Commission      (IRS Employer
of Incorporation)                              File Number)              Identification No.)

1520 South Lewis Street, Anaheim, CA                                             92085
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(Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code: (714) 300-0500
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
(1)	Merger Involving Independent Accountants
(i) On January 22, 2006, we were informed by Pohl, McNabola, Berg & Co.,
LLP (“PMB”), the independent registered public accounting firm for Client
(the “Company”), as follows:

(1)	PMB has consummated a merger with Helin, Donovan, Trubee &
Wilkinson., LLP (“HDTW”). HDTW is located in Austin, Texas, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP (“PMB+HD”).
(2)	We are required to file this Form 8-K as notification that PMB+HD succeeds PMB as our independent registered auditor.

(ii)	PMB’s reports on our consolidated financial statements as of and for the year ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles. Warning Management Services, Inc. is delinquent with its filings and is in the process of catching up. As such the auditors are unable to say whether there are or are not any disagreement in the two most recent fiscal years and any subsequent interim period through the date of change.

(iii)	The Board of Directors of The Company approved keeping PMB+HD as their audit firm.

(iv)
There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. A copy of PMB’s letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

               (2)   We have notified the members of our Audit Committee of the facts set forth in this report on Form 8-K, including the appointment of PMB+HD as our independent registered auditor and no member has disapproved of this appointment.

ITEM 5.02. DEPARTURE OF DIRECTORS

Director Resignations:
 (1) Jay Partin, a member of the Board of Directors of the Company has resigned effective January 24, 2007 due to other commitments.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of businesses acquired.
None
(b)	Pro forma financial information.
None
(c)	Shell company transactions.
None
(d)	Exhibits
16	Letter regarding change in certifying accountant.
17	Resignation of Jay Partin

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ John Capezzuto                                                                              February 7, 2007
John Capezzuto

/s/Brian Bonar                                                                                     February 7, 2007
Brian Bonar

/s/Nevin Bonar                                                                                    February 7, 2007
Nevin Bonar

EXHIBIT INDEX

Exhibit Number                                                                                                                                                                  Page

16    Letter regarding change in certifying accountant.                                                            4
17                                         Letter of resignation from Jay Partin                                                                                    5